Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Core Bond Portfolio Initial shares
and Service shares
and the Merrill Lynch Domestic Master Index

EXHIBIT A:

                  Dreyfus              Dreyfus
                 Investment          Investment
                 Portfolios,         Portfolios,
                 Core Bond            Core Bond           Merrill Lynch
                 Portfolio            Portfolio              Domestic
   PERIOD     (Initial shares)     (Service shares)       Master Index *

   5/1/00          10,000              10,000                 10,000
   6/30/00         10,168              10,168                 10,197
   9/30/00         10,504              10,504                 10,502
  12/31/00         10,861              10,861                 10,956
   3/31/01         11,087              11,078                 11,282
   6/30/01         11,196              11,187                 11,328
   9/30/01         11,266              11,258                 11,873
  12/31/01         11,355              11,346                 11,868

* Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Core Value Portfolio Initial shares
and Service shares
and the Standard & Poor's 500/BARRA Value Index


EXHIBIT A:

                   Dreyfus          Dreyfus
                 Investment       Investment
                 Portfolios,      Portfolios,          Standard &
                 Core Value        Core Value          Poor's 500/
     PERIOD       Portfolio        Portfolio             BARRA
              (Initial shares)   (Service shares)    Value Index *

     5/1/98        10,000           10,000               10,000
    12/31/98        9,441            9,441               10,160
    12/31/99       11,304           11,304               11,452
    12/31/00       12,667           12,667               12,149
    12/31/01       12,404           12,404               10,726

                   Years ended 12/31

 * Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Emerging Leaders Portfolio Initial shares and Service shares and the Russell 2000 Index

EXHIBIT A:

                    Dreyfus             Dreyfus
                   Investment         Investment
                   Portfolios,        Portfolios,
                    Emerging            Emerging
                    Leaders             Leaders
                   Portfolio           Portfolio        Russell 2000
    PERIOD      (Initial shares)    (Service shares)       Index *

   12/15/99          10,000             10,000             10,000
   12/31/99          10,752             10,752             11,132
   12/31/00          14,161             14,161             10,796
   12/31/01          15,398             15,382             11,064


                   Years ended 12/31

  * Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Emerging Markets Portfolio Initial shares and Service shares and the Morgan Stanley Capital International Emerging Markets Free Index

EXHIBIT A:

                 Dreyfus           Dreyfus           Morgan Stanley
               Investment         Investment             Capital
               Portfolios,        Portfolios,         International
                Emerging           Emerging             Emerging
                 Markets           Markets              Markets
                Portfolios        Portfolios              Free
   PERIOD    (Initial shares)  (Service shares)          Index *

  12/15/99       10,000             10,000               10,000
  12/31/99       10,904             10,904               11,272
  12/31/00        7,436              7,436               7,822
  12/31/01        7,683              7,691               7,636


                   Years ended 12/31


  * Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
European Equity Portfolio Initial shares and Service shares and the Financial Times Eurotop 300 Index


EXHIBIT A:

                  Dreyfus             Dreyfus
                 Investment         Investment
                 Portfolios,        Portfolios,
                  European           European
                   Equity             Equity           Financial Times
                 Portfolio           Portfolio           Eurotop 300
   PERIOD     (Initial shares)    (Service shares)         Index *

   4/30/99         10,000             10,000               10,000
  12/31/99         12,920             12,920               11,587
  12/31/00         12,662             12,662               10,716
  12/31/01          9,100              9,168                8,560

                   Years ended 12/31


* Source: Bloomberg L.P.

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Founders Discovery Portfolio Initial shares and Service shares and the Russell 2000 Index

EXHIBIT A:

                   Dreyfus             Dreyfus
                  Investment          Investment
                  Portfolios,         Portfolios,
                   Founders            Founders
                  Discovery           Discovery
    PERIOD        Portfolio           Portfolio          Russell 2000
               (Initial shares)    (Service shares)         Index *

   12/15/99         10,000              10,000              10,000
   12/31/99         11,112              11,112              11,132
   12/31/00          9,665               9,665              10,796
   12/31/01          7,875               7,851              11,064


                   Years ended 12/31


  * Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Founders Growth Portfolio Initial shares and Service shares and the Standard & Poor's 500/BARRA Growth Index

EXHIBIT A:

                 Dreyfus            Dreyfus
                Investment        Investment
                Portfolios,       Portfolios,
                 Founders           Founders           Standard &
                   Growth            Growth            Poor's 500 /
                Portfolio          Portfolio          BARRA Growth
   PERIOD    (Initial shares)   (Service shares)         Index *

   9/30/98        10,000            10,000               10,000
  12/31/98        12,720            12,720               12,453
  12/31/99        17,682            17,682               15,971
  12/31/00        13,191            13,191               12,445
  12/31/01        10,549            10,531               10,860

                   Years ended 12/31


  * Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Founders International Equity Portfolio Initial shares and Service shares and the Morgan Stanley Capital International World ex U.S. Index

 EXHIBIT A:

                Dreyfus             Dreyfus
               Investment         Investment
               Portfolios,        Portfolios,          Morgan Stanley
                Founders           Founders               Capital
              International      International         International
            Equity Portfolio   Equity Portfolio        World ex U.S.
   PERIOD   (Initial shares)    (Service shares)           Index *

   9/30/98       10,000             10,000                10,000
  12/31/98       11,488             11,488                12,046
  12/31/99       18,460             18,460                15,410
  12/31/00       15,246             15,246                13,350
  12/31/01       10,739             10,748                10,493

                   Years ended 12/31

  * Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Founders Passport Portfolio Initial shares and Service shares and the Morgan Stanley Capital International World ex U.S. Index


EXHIBIT A:

                  Dreyfus             Dreyfus
                Investment           Investment
                Portfolios,          Portfolios,          Morgan Stanley
                 Founders             Founders                Capital
                 Passport             Passport             International
                 Portfolio            Portfolio           World ex U.S.
   PERIOD     (Initial shares)    (Service shares)            Index *

   9/30/98        10,000               10,000                 10,000
  12/31/98        11,579               11,579                 12,046
  12/31/99        20,385               20,385                 15,410
  12/31/00        15,134               15,134                 13,350
  12/31/01        10,493               10,493                 10,493

                   Years ended 12/31

  * Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Japan Portfolio Initial shares
and Service shares
and the Morgan Stanley Capital International Japan Index

EXHIBIT A:


                  Dreyfus             Dreyfus
                 Investment         Investment          Morgan Stanley
                 Portfolios,        Portfolios,            Capital
                   Japan               Japan            International
                  Portfolio          Portfolio              Japan
   PERIOD     (Initial shares)    (Service shares)         Index *

  12/15/99         10,000             10,000               10,000
  12/31/99         10,264             10,264               10,621
  12/31/00          9,348              9,348                7,630
  12/31/01          6,741              6,741                5,386

                   Years ended 12/31

  * Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
MidCap Stock Portfolio Initial shares
and Service shares
and the Standard & Poor's MidCap 400 Index

EXHIBIT A:

                 Dreyfus        Dreyfus
                Investment     Investment
                Portfolios,    Portfolios,
                  MidCap         MidCap
                  Stock          Stock         Standard & Poor's
    PERIOD      Portfolio      Portfolio          MidCap 400
             (Initial shares) (Service shares)      Index *

    5/1/98        10,000         10,000           10,000
   12/31/98       9,747          9,747            10,537
   12/31/99       10,801         10,801           12,088
   12/31/00       11,695         11,695           14,205
   12/31/01       11,314         11,302           14,117

                   Years ended 12/31


 * Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Technology Growth Portfolio Initial shares and Service shares with the Standard & Poor's 500 Composite Stock Price Index and the Morgan Stanley High Technology 35 Index

EXHIBIT A:

              Dreyfus         Dreyfus
             Investment      Investment
             Portfolios,     Portfolios,                       Morgan
             Technology      Technology      Standard &       Stanley
               Growth          Growth        Poor's 500         High
             Portfolio       Portfolio       Composite Stock  Technology
  PERIOD   (Initial shares) (Service shares)  Price Index *   35 Index **

  8/31/99      10,000          10,000          10,000         10,000
 12/31/99      15,560          15,560          11,172         15,431
 12/31/00      11,362          11,362          10,155         11,215
 12/31/01      7,599           7,567            8,949          8,533

                   Years ended 12/31


  * Source: Lipper Inc.